Exhibit 10.3
FIRST AMENDMENT TO CONSULTING AGREEMENT
     This FIRST AMENDMENT TO CONSULTING AGREEMENT (this “Amendment”) is entered into as of January, 2009, by and between GREEKTOWN CASINO, L.L.C., a Michigan limited liability company and a debtor and debtor-in-possession under the Bankruptcy Code (the “Company”), and THE FINE POINT GROUP (the “Consultant”).
W I T N E S S E T H:
     WHEREAS, the Company and the Consultant entered into that certain Consulting Agreement dated as of December 31, 2008 (the “Consulting Agreement”); and
     WHEREAS, the Company and the Consultant desire to amend the Consulting Agreement.
     NOW, THEREFORE, the Company and the Consultant agree as follows:
     1. Amendment to Section 10.
     Section 10 of the Consulting Agreement is hereby amended by adding the following sentence to the end of the paragraph:
“Notwithstanding anything to the contrary in this Agreement, this Section 10 does not provide for an exclusive remedy for any breach of Section 10 by the Consultant.”
     2. Amendment to Appendix C.
     The first paragraph in Appendix C of the Consulting Agreement is hereby deleted in its entirety and replaced with the following:
“For any calendar quarter during 2009, the Success Fee shall equal: i) 10% of the amount by which actual quarterly EBITDAR (as defined in the Company’s DIP Credit Agreement subject to the clarification referenced below) exceeds the amount referenced in column A for the corresponding quarter up to the amount referenced in column B; plus ii) 30% of the amount by which actual quarterly EBITDAR exceeds the amount referenced in column B for the corresponding quarter.”
     3. Consulting Agreement.
     Except as set forth in this Amendment, the terms, agreements, rights and obligations under the Consulting Agreement are not altered or affected in any manner and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

“COMPANY”		“CONSULTANT”

Greektown Casino, L.L.C.		The Fine Point Group

By:	/s/ Clifford J. Vallier Name: Clifford J. Vallier	By:	/s/ Randall A. Fine Name: Randall A. Fine
	Title: CFO		Title: Director

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